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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported):          May 13, 1997
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                         Stone Container Corporation
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            (Exact name of registrant as specified in its charter)


Delaware                           1-3439                   36-2041256
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(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)            Identification No.)
incorporation)


150 North Michigan Avenue, Chicago, Illinois              60601
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number,
including area code:   (312) 346-6600
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                                        N/A
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          (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

          On May 13, 1997, Stone Container Corporation (the "Company") issued a press release announcing its planned offering (the "Offering") of $250,000,000 aggregate principal amount of Units, each consisting of one Series B 10 3/4% Senior Subordinated Debenture due 2002 and one Supplemental Interest Certificate attached thereto (representing an additional amount of interest to be paid on the outstanding principal amount of the Debenture to be determined at pricing). The press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

          On May 13, 1997, the Company issued a press release announcing $700 million of funding plans. The press release is attached as Exhibit 99.2 hereto and is incorporated by reference herein.

          The Company's Preliminary Prospectus Supplement issued May 13, 1997 to the Prospectus dated February 5, 1997 relating to the Offering includes a description of certain recent developments and risk factors relating to the Offering, which descriptions are attached as Exhibit 99.3 hereto and are incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

          The exhibits accompanying this report are listed in the accompanying
Exhibit Index.

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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STONE CONTAINER CORPORATION


                                   By:  /s/ LESLIE T. LEDERER
                                        -----------------------------------
                                        Leslie T. Lederer
                                        Vice President, Secretary
                                         and Counsel


Date:  May 13, 1997

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                                  EXHIBIT INDEX


          The following exhibit is filed herewith as noted below:


  Exhibit No.                               Exhibit
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     99.1           Press release issued by Stone Container Corporation dated
                    May 13, 1997

     99.2           Press release issued by Stone Container Corporation dated
                    May 13, 1997

     99.3 Description of Recent Developments and Risk Factors from the Company's Preliminary Prospectus Supplement issued May 13, 1997

     99.4 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Bank of New York.

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